Exhibit 23.9


          The undersigned hereby consents to being named in the Registration Statement on Form S-4, initially filed by First Commerce Corporation on July 28, 1995, as becoming a director of First Commerce Corporation following consummation of the merger transaction between First Commerce Corporation and Central Corporation


                                        Signed:  /s/ Tom H. Scott
                                                ______________________________
                                                     Tom H. Scott